UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 18, 2007

Commission File Number of issuing entity: 333-130408-07

ML-CFC Commerical Mortgage Trust 2007-6
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-130408

Merrill Lynch Mortgage Investors, Inc.
(Exact name of depositor as specified in its charter)

Merrill Lynch Mortgage Lending, Inc. and
Countrywide Commercial Real Estate Finance, Inc.
(Exact name of sponsors as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization of the depositor)

13-3416059
(I.R.S. Employer Identification No.)

4 World Financial Center, 16th Floor 250 Vesey Street, New York, New York	10080
(Address of principal executive offices of the depositor)	(Zip Code)

(212) 449-1000
(Telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6 -Asset-Backed Securities

Item 6.02 Change of Servicer or Trustee.

Effective October 18, 2007, ACAS CRE CDO 2007-1 Ltd. ("ACAS CRE CDO") removed LNR Partners, Inc. as the Special Servicer under the Pooling and Servicing Agreement (as defined below) and appointed CWCapital Asset Management LLC as the replacement Special Servicer.  ACAS CRE CDO acted pursuant to its power under the Pooling and Servicing Agreement as the holder of 100% of the Class Q Certificates to direct the Trustee to replace the Special Servicer.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, dated and effective as of April 1, 2007 (the "Pooling and Servicing Agreement"), originally by and among  Merrill Lynch Mortgage Investors, Inc., as Depositor, Wachovia Bank, National Association, as Master Servicer No. 1, Wells Fargo Bank, National Association, as Master Servicer No. 2, LNR Partners, Inc., as Special Servicer, and LaSalle Bank National Association, as Trustee filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Registrant, as depositor for ML-CFC Commerical Mortgage Trust 2007-6, on April 27, 2007.

About CWCapital Asset Management LLC (“CWCAM”).

The information set forth in the following paragraphs has been provided by CWCAM.

CWCAM is a Massachusetts limited liability company.  Its primary special servicing office is located at 701 Thirteenth Street N.W., Suite 1000, Washington D.C. 20005 and its telephone number is (202) 715-9500.  CWCAM or its affiliates are involved in real estate investment, finance and management business, including:

• originating commercial and multifamily real estate loans;
• investing in high-yielding real estate loans; and
• investing in, surveilling and managing as special servicer, unrated and non-investment   grade rated securities issued pursuant to CMBS and CRE CDO transactions and their underlying collateral.

CWCAM was organized in June 2005. In July 2005, it acquired Allied Capital Corporation’s special servicing operations and replaced Allied Capital Corporation as special servicer for all transactions for which Allied Capital Corporation served as special servicer. In February 2006, an affiliate of CWCAM merged with CRIIMI MAE Inc. ("CMAE") and the special servicing operations of CRIIMI MAE Services L.P., the special servicing subsidiary of CMAE, were consolidated into the special servicing operations of CWCAM.  CWCAM is a wholly-owned subsidiary of CW Financial Services LLC. CWCAM and its affiliates own and are in the business of acquiring assets similar in type to the assets of ML-CFC Commerical Mortgage Trust 2007-6. Accordingly, the assets of CWCAM and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties for tenants, purchasers, financing and so forth.

Because CWCAM was not formed until June 2005, CWCAM did not serve as a special servicer for any CMBS pools as of December 31, 2003, or as of December 31, 2004. As of December 31, 2005, CWCAM acted as special servicer with respect to 25 domestic CMBS pools containing approximately 3670 loans secured by properties throughout the United States with a then current face value in excess of $32 billion. As of December 31, 2006, CWCAM acted as special servicer with respect to 94 domestic and 2 Canadian pools containing approximately 11,100 loans secured by properties throughout the United States and Canada with a then current face value in excess of $108.7 billion.  Those loans include commercial mortgage loans secured by the same types of income producing properties as those securing the mortgage loans backing the Certificates.

CWCAM has three offices (Washington, D.C., Rockville, Maryland and Needham, Massachusetts) and CWCAM provides special servicing activities for investments in over 88 markets throughout the United States. As of December 31, 2006, CWCAM had 57 employees responsible for the special servicing of commercial real estate assets. As of December 31, 2006, within the CMBS pools described in the preceding paragraph, 162 assets were actually in special servicing. The assets owned or managed by CWCAM and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. CWCAM does not service or manage any assets other than commercial and multifamily real estate assets.

Since its formation, policies and procedures of special servicing at CWCAM have been adopted from the best practices of the Allied Capital Corporation and CRIIMI MAE Services L.P. operations that it has acquired. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB of the Securities Act of 1933, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.  CWCAM occasionally engages consultants to perform property inspections and to provide close surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction. CWCAM does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the Certificates. CWCAM does not have any material primary principal and interest advancing obligations with respect to the CMBS pools as to which it acts as special servicer and only has primary property protection advancing obligations for one CMBS pool.

CWCAM will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. On occasion, CWCAM may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that CWCAM has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 22, 2007	Merrill Lynch Mortgage Investors, Inc.
/s/ David M. Rodgers
David M. Rodgers
Executive Vice President, Chief Officer in Charge of Commercial Mortgage Securitization